Exhibit 99

1 1 Investor Presentation September 2016

2 2 FORWARD - LOOKING STATEMENTS As provided by the safe harbor provision under the Private Securities Litigation Reform Act of 1995 , Viad cautions readers that, in addition to historical information contained herein, this presentation includes certain information, assumptions and discussions that may constitute forward - looking statements . These forward - looking statements are not historical facts, but reflect current estimates, projections, expectations, or trends concerning future growth, operating cash flows, availability of short - term borrowings, consumer demand, new or renewal business, investment policies, productivity improvements, ongoing cost reduction efforts, efficiency, competitiveness, legal expenses, tax rates and other tax matters, foreign exchange rates, and the realization of restructuring cost savings . Actual results could differ materially from those discussed in the forward - looking statements . Viad’s businesses can be affected by a host of risks and uncertainties . Among other things, natural disasters, gains and losses of customers, consumer demand patterns, labor relations, purchasing decisions related to customer demand for exhibition and event services, existing and new competition, industry alliances, consolidation and growth patterns within the industries in which Viad competes, acquisitions, capital allocations, adverse developments in liabilities associated with discontinued operations and any deterioration in the economy, may individually or in combination impact future results . In addition to factors mentioned elsewhere, economic, competitive, governmental, technological, capital marketplace and other factors, including terrorist activities or war, a pandemic health crisis and international conditions, could affect the forward - looking statements in this presentation . Additional information concerning business and other risk factors that could cause actual results to materially differ from those in the forward - looking statements can be found in Viad’s annual and quarterly reports filed with the Securities and Exchange Commission . Information about Viad Corp obtained from sources other than the Company may be out - of - date or incorrect . Please rely only on company press releases, SEC filings and other information provided by the company, keeping in mind that forward - looking statements speak only as of the date made . Viad undertakes no obligation to update any forward - looking statements, including prior forward - looking statements, to reflect events or circumstances arising after the date as of which the forward - looking statements were made .

3 3 NON - GAAP FINANCIAL MEASURES This document includes the presentation of “Income Before Other Items” , “Segment Operating Income” , “Adjusted Segment Operating Income” and “Adjusted Segment EBITDA” , which are supplemental to results presented under accounting principles generally accepted in the United States of America (“GAAP”) and may not be comparable to similarly titled measures presented by other companies . These non - GAAP measures are utilized by management to facilitate period - to - period comparisons and analysis of Viad’s operating performance and should be considered in addition to, but not as substitutes for, other similar measures reported in accordance with GAAP . The use of these non - GAAP financial measures is limited, compared to the GAAP measure of net income attributable to Viad, because they do not consider a variety of items affecting Viad’s consolidated financial performance as explained below . Because these non - GAAP measures do not consider all items affecting Viad’s consolidated financial performance, a user of Viad’s financial information should consider net income attributable to Viad as an important measure of financial performance because it provides a more complete measure of the Company’s performance . Income Before Other Items is defined by management as net income attributable to Viad, before income/loss from discontinued operations, restructuring charges/recoveries, impairment charges/recoveries, acquisition transaction - related costs, integration costs, other non - recurring expenses and tax matters . Segment O perating Income is defined by management as net income attributable to Viad before income (loss) from discontinued operations, corporate activities, interest expense and interest income, income taxes, restructuring charges, impairment losses and recoveries, and the reduction for income attributable to non - controlling interest . Segment operating income is utilized by management to measure the profit and performance of Viad’s operating segments to facilitate period - to - period comparisons . Adjusted Segment Operating Income is defined by management as segment operating income before acquisition integration costs, if any . Income Before Other Items, Segment Operating Income and Adjusted Segment Operating Income are considered useful operating metrics, in addition to net income attributable to Viad, as potential variations arising from non - operational expenses/income are eliminated, thus resulting in additional measures considered to be indicative of Viad’s performance . Adjusted Segment EBITDA is defined by management as segment operating income (defined above) before acquisition integration costs and non - cash depreciation and amortization . Adjusted Segment EBITDA is considered a useful operating metric, in addition to net income attributable to Viad, as potential variations arising from non - recurring integration costs, non - cash amortization and depreciation, and non - operational expenses/income are eliminated, thus resulting in an additional measure considered to be indicative of Viad’s segment performance . Management believes that the presentation of Adjusted Segment EBITDA provides useful information to investors regarding Viad’s results of operations for trending, analyzing and benchmarking the performance and value of Viad’s business . Management also believes that the presentation of Adjusted Segment EBITDA for acquisitions and the Glacier Skywalk enables investors to assess how effectively management is investing capital into major corporate development projects, both from a valuation and return perspective .

# NON-GAAP FINANCIAL MEASURES, CONTINUED

## INCOME BEFORE OTHER ITEMS

| *Millions (except per share amounts)* | INCOME BEFORE OTHER ITEMS 2011 | 2012 | 2013 | 2014 | 2015 | INCOME BEFORE OTHER ITEMS PER SHARE 2011 | 2012 | 2013 | 2014 | 2015 |
|---|---|---|---|---|---|---|---|---|---|---|
| Net Income | $ 9.7 | $ 6.6 | $ 21.7 | $ 55.6 | $ 27.0 | | | | | |
| Noncontrolling Interest | (0.5) | (0.7) | (0.1) | (3.2) | (0.4) | | | | | |
| Net Income Attributable to Viad | 9.2 | 5.9 | 21.6 | 52.4 | 26.6 | $ 0.45 | $ 0.29 | $ 1.06 | $ 2.59 | $ 1.32 |
| (Income) Loss from Discontinued Operations Attributable to Viad | (1.8) | (2.5) | (2.1) | (11.6) | 0.4 | (0.09) | (0.12) | (0.10) | (0.57) | 0.02 |
| Income from Continuing Operations Attributable to Viad | 7.4 | 3.3 | 19.4 | 40.8 | 27.0 | 0.36 | 0.17 | 0.96 | 2.02 | 1.34 |
| Other Items (pre-tax): | | | | | | | | | | |
| Restructuring Charges | 3.8 | 4.9 | 3.8 | 1.6 | 3.0 | 0.19 | 0.24 | 0.19 | 0.08 | 0.15 |
| Impairment Charges | - | - | 2.8 | 0.9 | 0.1 | - | - | 0.14 | 0.04 | - |
| Acquisition-Related and Other Non-Recurring Expenses [1] | - | - | - | 7.6 | 3.0 | - | - | - | 0.38 | 0.15 |
| Tax Benefit on Above Items | (1.3) | (1.7) | (2.3) | (3.8) | (2.2) | (0.07) | (0.08) | (0.12) | (0.18) | (0.11) |
| (Favorable) Unfavorable Tax Matters | (0.1) | 13.4 | (0.4) | (12.0) | (1.6) | - | 0.66 | (0.02) | (0.59) | (0.07) |
| Income Before Other Items | $ 9.7 | $ 20.1 | $ 23.3 | $ 35.2 | $ 29.3 | $ 0.48 | $ 0.99 | $ 1.15 | $ 1.75 | $ 1.46 |

| [1] Includes the following items (pre-tax) | 2011 | 2012 | 2013 | 2014 | 2015 | |
|---|---|---|---|---|---|---|
| Acquisition Integration Costs | - | - | - | $ 0.8 | $ 0.9 | Included in segment operating income (loss) |
| Acquisition Transaction-Related Costs | - | - | - | 4.1 | 1.4 | Included in corporate activties |
| Shareholder Nomination and Settlement Agreement Costs | - | - | - | - | 0.7 | Included in corporate activties |
| CEO Transition Costs | - | - | - | 2.7 | - | Included in corporate activties |
| Acquisition-Related and Other Non-Recurring Expenses | - | - | - | $ 7.6 | $ 3.0 | |

*Note: Certain amounts above may not foot due to rounding.*

VIAD 4

# NON-GAAP FINANCIAL MEASURES, CONTINUED

**SEGMENT OPERATING INCOME, ADJUSTED SEGMENT OPERATING INCOME and ADJUSTED SEGMENT EBITDA**

| | MARKETING & EVENTS GROUP | | | | | TRAVEL & RECREATION GROUP | | | | | VIAD TOTAL | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| *Millions* | 2011 | 2012 | 2013 | 2014 | 2015 | 2011 | 2012 | 2013 | 2014 | 2015 | 2011 | 2012 | 2013 | 2014 | 2015 |
| **Net Income** | | | | | | | | | | | $ 9.7 | $ 6.6 | $ 21.7 | $ 55.6 | $ 27.0 |
| (Income) Loss from Discontinued Operations | | | | | | | | | | | (2.2) | (3.0) | (2.4) | (14.4) | 0.4 |
| Corporate Activities Expense | | | | | | | | | | | 7.7 | 9.4 | 6.8 | 14.3 | 9.7 |
| Restructuring (pre-tax) | | | | | | | | | | | 3.8 | 4.9 | 3.8 | 1.6 | 3.0 |
| Impairments (pre-tax) | | | | | | | | | | | - | - | 3.0 | 0.9 | 0.1 |
| Interest Income | | | | | | | | | | | (0.8) | (0.6) | (0.6) | (0.3) | (0.7) |
| Interest Expense | | | | | | | | | | | 1.5 | 1.3 | 1.2 | 2.0 | 4.5 |
| Income Tax Expense | | | | | | | | | | | 3.3 | 19.6 | 8.3 | 0.1 | 10.5 |
| Segment Operating Income | $ 5.2 | $ 17.9 | $ 20.1 | $ 31.7 | $ 26.8 | $ 17.9 | $ 20.3 | $ 21.8 | $ 28.1 | $ 27.8 | 23.1 | 38.2 | 41.9 | 59.9 | 54.6 |
| Acquisition Integration Costs | - | - | - | 0.8 | 0.9 | - | - | - | - | - | - | - | - | 0.8 | 0.9 |
| **Adjusted Segment Operating Income** | **5.2** | **17.9** | **20.1** | **32.5** | **27.7** | **17.9** | **20.3** | **21.8** | **28.1** | **27.8** | **23.1** | **38.2** | **41.9** | **60.6** | **55.5** |
| Segment Depreciation | 21.6 | 22.4 | 19.6 | 20.0 | 20.2 | 6.1 | 6.8 | 6.9 | 7.9 | 7.7 | 27.6 | 29.3 | 26.5 | 27.9 | 27.9 |
| Segment Amortization | 0.7 | 0.4 | 0.8 | 2.4 | 6.9 | 0.1 | 0.3 | 0.4 | 0.4 | 0.3 | 0.8 | 0.7 | 1.3 | 2.7 | 7.2 |
| **Adjusted Segment EBITDA** | **$ 27.5** | **$ 40.7** | **$ 40.6** | **$ 54.9** | **$ 54.8** | **$ 24.0** | **$ 27.5** | **$ 29.1** | **$ 36.4** | **$ 35.8** | **$ 51.5** | **$ 68.2** | **$ 69.7** | **$ 91.3** | **$ 90.6** |
| Revenue | $ 840.6 | $ 902.0 | $ 844.9 | $ 944.5 | $ 976.9 | $ 87.2 | $ 104.6 | $ 108.4 | $ 120.5 | $ 112.2 | $ 927.8 | $ 1,006.6 | $ 953.3 | $ 1,065.0 | $ 1,089.0 |
| Adjusted Segment Operating Margin | 0.6% | 2.0% | 2.4% | 3.4% | 2.8% | 20.5% | 19.4% | 20.1% | 23.3% | 24.8% | 2.5% | 3.8% | 4.4% | 5.7% | 5.1% |
| Adjusted Segment EBITDA Margin | 3.3% | 4.5% | 4.8% | 5.8% | 5.6% | 27.6% | 26.3% | 26.9% | 30.2% | 31.9% | 5.5% | 6.8% | 7.3% | 8.6% | 8.3% |

*Note: Certain amounts above may not foot due to rounding.*

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5

# NON-GAAP FINANCIAL MEASURES, CONTINUED

## EBITDA FROM ACQUISITIONS and THE GLACIER SKYWALK

| | Year Ended December 31, 2015 | | | | | | | |
|---|---|---|---|---|---|---|---|---|
| | MARKETING & EVENTS GROUP | | | TRAVEL & RECREATION GROUP | | | | |
| *Millions* | Acquisitions[1] | All Other | Total | Acquisitions[2] | Glacier Skywalk | All Other | Total | VIAD TOTAL |
| Net Income | | | | | | | | $ 27.0 |
| Loss from Discontinued Operations | | | | | | | | 0.4 |
| Corporate Activities Expense | | | | | | | | 9.7 |
| Restructuring (pre-tax) | | | | | | | | 3.0 |
| Impairments (pre-tax) | | | | | | | | 0.1 |
| Interest Income | | | | | | | | (0.7) |
| Interest Expense | | | | | | | | 4.5 |
| Income Tax Expense | | | | | | | | 10.5 |
| Segment Operating Income | $ 7.6 | $ 19.2 | $ 26.8 | $ 7.1 | $ 3.9 | $ 16.9 | $ 27.8 | $ 54.6 |
| Integration Costs | 0.9 | - | 0.9 | - | - | - | - | 0.9 |
| Segment Depreciation | 3.1 | 17.2 | 20.2 | 2.7 | 0.5 | 4.4 | 7.7 | 27.9 |
| Segment Amortization | 6.6 | 0.3 | 6.9 | 0.3 | - | 0.0 | 0.3 | 7.2 |
| **Adjusted Segment EBITDA** | **$ 18.1** | **$ 36.7** | **$ 54.8** | **$ 10.0** | **$ 4.4** | **$ 21.3** | **$ 35.8** | **$ 90.6** |
| Revenue | $ 65.0 | $ 911.9 | $ 976.9 | $ 30.1 | $ 5.4 | $ 76.7 | $ 112.2 | $ 1,089.0 |
| Adjusted Segment EBITDA Margin | 27.8% | 4.0% | 5.6% | 33.4% | 81.4% | 27.8% | 31.9% | 8.3% |

*Note: Certain amounts above may not foot due to rounding.*

[1] Marketing & Events Group acquisitions include: Blitz Communications, onPeak and N200 (all acquired in the second half of 2014).

[2] Travel & Recreation Group acquisitions include: Grouse Mountain Lodge, St. Mary Lodge and Alaska Denali Travel (acquired in 2011); the Banff International Hotel (acquired in 2012); and the West Glacier Properties (acquired in July 2014).

## FORWARD-LOOKING NON-GAAP FINANCIAL MEASURES

The Company has also provided the following forward-looking non-GAAP financial measures: Adjusted Segment EBITDA and Adjusted Segment EBITDA Margin. The Company does not provide reconciliations of these forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measures because, due to variability and difficulty in making accurate forecasts and projections and/or certain information not being ascertainable or accessible, not all of the information necessary for quantitative reconciliations of these forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measures are available to the Company without unreasonable efforts. Specifically, recent acquisitions include preliminary recordings of the fair values of the assets acquired and liabilities assumed as of the acquisition date; purchase price allocations are not yet finalized and are subject to change within the measurement period (up to one year from the acquisition date) as the assessment of property and equipment, intangible assets, and working capital are finalized. Consequently, any attempt to disclose such reconciliations would imply a degree of precision that could be confusing or misleading to investors. It is probable that the forward-looking non-GAAP financial measures provided without the directly comparable GAAP financial measures may be materially different from the corresponding non-GAAP financial measures.

VIAD 6

7 7 Introduction to Viad 8 - 13 Marketing & Events Group 14 - 22 Travel & Recreation Group 23 - 32 Summary 33 - 35 Appendix 36 - 49 CONTENTS

8 8 INTRODUCTION TO VIAD Viad is a S&P SmallCap 600 company and its two business groups have a clear strategy for driving growth and shareholder value • Leading and defensible market positions • Recurring revenues and strong free cash flows • Experienced management team focused on shareholder v alue c reation • Proven strategy and strong growth prospects • >36 % EBITDA 1 growth expected in 2016 INVESTMENT HIGHLIGHTS ABOVE MARKET TOTAL SHAREHOLDER RETURN 1 Refers to Adjusted Segment EBITDA. Refer to pages 3 - 6 for important disclosures regarding this non - GAAP measure. Viad , 66.9% Russell 2000 , 8.1% SmallCap 600 , 14.6% -30.0% -20.0% -10.0% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% Sep-14 Oct-14 Nov-14 Dec-14 Jan-15 Feb-15 Mar-15 Apr-15 May-15 Jun-15 Jul-15 Aug-15 Sep-15 Oct-15 Nov-15 Dec-15 Jan-16 Feb-16 Mar-16 Apr-16 May-16 Jun-16 Jul-16 Aug-16

9 9 INTRODUCTION TO VIAD 90% 10% M&E T&R REVENUE $1.1B ADJUSTED SEGMENT EBITDA 1 $90.6M 60% 40% MARKETING & EVENTS 2015 1 Refers to Adjusted Segment EBITDA. Refer to pages 3 - 6 for important disclosures regarding this non - GAAP measure. TRAVEL & RECREATION GES is a global, full - service live events company offering a comprehensive range of services to the world’s leading brands and event organizers. T&R is a collection of iconic destination travel experiences that showcase the best of Banff, Jasper, Glacier, Denali and Kenai Fjords National Parks. Viad generates revenue and shareholder value through two business groups: the Marketing & Events Group (M&E or GES ) and the Travel & Recreation Group (T&R )

STRATEGIC GOALS

GOING 2016 PLACES

Viad is executing a focused growth strategy to enhance shareholder value through **smart capital allocation** and **efficiently running** and positioning our businesses for **more strategic options**, including a potential separation



## MARKETING & EVENTS

- **Transform into full-service live event company**
  - ~50% of revenue from non-Exhibition segments (37% in 2015)
  - ≥$250M in revenue from AV and Event Technologies (7% in 2015)
- **Grow revenue mid-single digits (same-show)**
- **Increase EBITDA[1] margin to ~8%**
  w/o show rotation benefit (5.6% in 2015)



## TRAVEL & RECREATION

- **Scale to ≥$250M in revenue**
  ($112M in 2015)
- **Leverage professional team and systems**
- **Maintain strong EBITDA[1] margin**
  (32% in 2015)
- **Create umbrella brand** for unique collection of experience assets

*[1] Refers to Adjusted Segment EBITDA. Refer to pages 3-6 for important disclosures regarding this non-GAAP measure.*

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10

GOING 2016 PLACES

# ACTIVE ACQUISITION PIPELINE

Viad has a **disciplined** and **proactive** acquisition program focused on proprietary deal-sourcing in support of our business unit strategies to drive shareholder value

| | GES | T&R |
|---|---|---|
| **1 STRATEGIC FIT** | • New lines of business to drive penetration across all Live Events segments<br>• Products and services that are essential to Live Events while also supporting core contracting business<br>• Leading players with proven products<br>• Immediate cross-sell opportunities | • High-return tourism assets in iconic natural destinations to scale (+2x) the business<br>• Prioritize current geographies to maximize scale and scope but consider new geographies that bring meaningful scale and market share<br>• Seek a combination of attractions and hotels to realize cross-sell advantages |
| **2 ECONOMIC FIT** | Target EBITDA Multiples: GES: 4-7x; T&R: 7-10x<br>Target IRR: 15%+ | Evaluate relative to share repurchase |
| **3 CULTURAL FIT** | Culture requirements:<br>• Integrity<br>• Customer-focus<br>• Innovation<br>• Continuous improvement | Strong cultural alignment:<br>• Facilitates integration<br>• Enhances opportunities for cross-selling and other synergies |

VIAD 11

12 12 SUCCESSFUL TRACK RECORD OF ACQUISITIONS Viad has demonstrated an ability to successfully acquire and integrate strategic assets for both GES and T&R 4 ACQUISITIONS FOR $113M $18.1M 18 % AVERAGE IRR 2 ADJUSTED EBITDA 1 in 2015 in 2014 5 ACQUISITIONS FOR $82M $10.0M 20 % AVERAGE IRR 3 ADJUSTED EBITDA 1 in 2015 f rom 2011 - 14 1 Refers to Adjusted Segment EBITDA. Refer to pages 3 - 6 for important disclosures regarding this non - GAAP measure. 2 Assumes perpetual growth rate of 2 - 3%. 3 Assumes exit multiple of 10x. GES T&R Event Accommodations Leader Registration & Data Services Leader Audio - Visual Services Leader

13 13 $228M 1 Refers to Adjusted Segment EBITDA. Refer to pages 3 - 6 for important disclosures regarding this non - GAAP measure. 2 Capex as a % of revenue was ~2% for GES and ~7% for T&R (excluding construction of the Glacier Skywalk and renovation of the Gondola) from 2011 - 15. 3 Net of proceeds from divestitures of non - strategic assets totaling $15.4M. 4 Includes $81.3M of Special Dividends paid out in connection with Viad’s Strategic Review. 51.5 68.2 69.7 91.3 90.6 5.5% 6.8% 7.3% 8.6% 8.3% 2011 2012 2013 2014 2015 Viad’s strong earnings growth and cash generation allow for reinvestment in the business and return of capital to shareholders Adjusted Segment EBITDA 1 ($72M) 27.8% 38.5% $97M 0.8% 0.8% $112M 0.6% 0.6% $34M 3.2% 3.3% ($84M) 28.9% 40.6% Net Cash/(Debt) Debt - to - Capital Debt - to - Equity Cash Generated from Operations $315M Reinvestment in Business $144.6M Capex 2 $186.0M Acquisitions 3 $133M Returned to Shareholders $113.2M Dividends 4 $19.5M Repurchases 2011 - 2015 STRONG EARNINGS GROWTH AND CASH GENERATION 15% CAGR Margin

14 14 Marketing & Events Group (GES)

15 15 GLOBAL REACH LIVE EVENTS FULL - SERVICE PROVIDER Drive Expansion Improve Margins Differentiate Addition of adjacent services creates a unique, integrated offering to deepen client relationships, expand client base and increase share of total event spend Position GES as the Preferred Global , Full - Service Provider for Live Events Penetration into other live event segments extends industry leadership and leverages capabilities Customer consolidation and continued global expansion creates increasing demand for global capabilities GES GROWTH STRATEGY

16 16 GLOBAL LEADER IN EXHIBITIONS MARKET WITH OPPORTUNITY FOR GROWTH Leveraging global capabilities and large customer base to drive growth in new services and other live event segments ESTABLISHED POSITION 1 IN KEY GLOBAL MARKETS RECOGNIZED ABILITY TO SERVICE BROADER GEOGRAPHIES 30% 55% 45% US UK Canada 1 GES official services contracting share of Exhibitions (internal estimates). BROAD CUSTOMER SET IN MULTIPLE REGIONS 3 of the top 5 global organizers use GES in multiple regions global organizers are already working with GES 14 of the top 25 Countries GES Serves GES Facilities

17 17 OPPORTUNITY FOR GROWTH IN HIGHER - MARGIN MARKET SEGMENTS 2.6 0.6 1.8 0.2 3.4 0.1 0.05 ~7.7B ~$1B Profit Margin 24% 14% 3% Exhibitions Conferences Corporate Events Consumer Events Live Event Market Total Addressable Market 1 GES 2015 Market Share 2 Market Share Live Events is a big market and GES is under - penetrated in key segments Dominant in Exhibitions Low penetration in Corporate Events and Conferences 1 Total addressable market for events with more than 1,000 attendees in North America and the UK (GES’ major markets) based on in ternal estimates. 2 Pro forma market share including ON Services (acquired August 2016). Higher margins in Corporate Events and Conferences

18 18 Congresses / Conferences Exhibitions LIVE EVENT SEGMENTS Consumer Events Industry leaders already select GES in every Live Event segment 63% o f Revenue 1 25% 7% 5% Corporate Events o f Revenue 1 1 Percent of GES’ 2015 consolidated revenue. o f Revenue 1 o f Revenue 1

# OPPORTUNITY FOR GROWTH IN HIGHER-MARGIN SERVICES

GOING 2016 PLACES

The addition of **new services** provides a **more compelling offering** to penetrate Corporate Events and Conferences where AV is a larger portion of total spend


Total Addressable Market by Service[1]
~$2.6B
~$1.8B
~$3.4B
Total Addressable Market
Event Technology
Audio-Visual
Core Services
Contracting Services
Design & Build
Creative / Strategic
0.2
0.4
1.9
0.05
0.5
1.2
0.4
1.7
1.3
$0.7B
$2.6B
$4.5B
MARGIN
Exhibitions
Conferences
Corp Events

- AV is required to penetrate Corporate Events and Conferences
- Cross-sell opportunities exist
- Event Technology can be a larger addressable market worldwide with a SaaS model

[1] *Total addressable market for events with more than 1,000 attendees in North America and the UK (GES' major markets) based on internal estimates.*

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## ACQUISITION OF NEW SERVICES TO FUEL GROWTH

GOING 2016 PLACES

With its recent acquisitions, GES has made **significant progress** creating the **most comprehensive** suite of services for the live events industry

The strategic fit of acquisitions brings **immediate** and **long-term** value

- Best-in-Class Position
- Defensible Platform
- Scalable Offering
- Data Platform

| Company | Services |
|---|---|
| ON SERVICES a GES company (Aug 2016) | **AUDIO-VISUAL SERVICES**<br>1,000+ U.S. events<br>30 venues & 6 concert facilities |
| BLITZ (Sept 2014) | **AUDIO-VISUAL SERVICES**<br>In-house provider to top 4 UK venues |
| N200 (Nov 2014) | **REGISTRATION SERVICES**<br>Servicing over 1,100 events in 43 countries |
| ONPEAK (Oct 2014) | **ACCOMMODATIONS SERVICES**<br>Majority of the top 100 U.S. shows use onPeak[1] |

[1] *Travel Planners, also acquired by Viad, was merged into onPeak.*

VIAD 20

# NEW SERVICES BRING ATTRACTIVE MARGINS AND GROWTH OPPORTUNITY

GOING PLACES 2016

Newly acquired services provide a **high-margin growth** platform

## ATTRACTIVE MARGINS



ADJUSTED
EBITDA[1] Margin
NEW SERVICES
CORE SERVICES
~24 PTS
HIGHER FOR NEW SERVICES
5.7%
19.5%
4.2%
27.8%
2014
2015

## GROWTH OPPORTUNITY



AV
TAM[2]
~$2.6B
2.5
4%
Market Share
Event Technology
TAM[2]
~$0.7B
0.6
6%
Market Share
GES
Rest of Market

[1] Refers to Adjusted Segment EBITDA. Refer to pages 3-6 for important disclosures regarding this non-GAAP measure.

[2] Total addressable market for events with more than 1,000 attendees in North America and the UK (GES' major markets) based on internal estimates.

## AUDIO VISUAL / DIGITAL PRODUCTION SERVICES



~$2.6B TAM[3]
Cross-Sell Opportunity[4]
94%
80%
% of GES contracting events that do not use GES for AV
4% GES
Market Share
US
UK

[3] North America and UK total addressable market for Exhibitions, Conferences and Corporate Events based on internal estimates.

[4] Percent of all US contracting events and top 15 UK contracting events.

## REGISTRATION AND DATA ANALYTICS



~$250M TAM[5]
Cross-Sell Opportunity[6]
100%
40%
% of GES contracting events that do not use GES for Registration
4% GES
Market Share
US
UK

[5] North America, UK and Europe total addressable market for Exhibitions and Conferences based on AMR estimates.

[6] Percent of all US contracting events and top 15 UK contracting events.

## ACCOMODATION SERVICES



~$100M TAM[7]
Cross-Sell Opportunity[8]
45%
% of GES contracting events that do not use GES for Accommodations
31% GES
Market Share
US

[7] U.S. total addressable market for Exhibitions and Conferences based on internal estimates.

[8] Percent of US contracting events >$400K.

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21

22 22 2014 2015 2016 (est.) $944M >$1B $977M GES IS DRIVING PROFITABLE GROWTH By positioning GES as the preferred global, full - service provider for live events, we are driving growth in higher - margin service lines, increasing our share within the live events market and differentiating GES to enhance customer loyalty * When adjusting to exclude major non - annual events and lower FX rate versus 2014, the total CAGR would be ~8% and the Organic CAGR (without acquisitions) would be ~ 5.5% . ~6% CAGR* Revenue ADJUSTED EBITDA 1 1 Refers to Adjusted Segment EBITDA . Refer to pages 3 - 6 for important disclosures regarding this non - GAAP measure. 2014 2015 2016 (est.) ≥$79.5M $54.9M $54.8M

23 23 Travel & Recreation Group Brewster Travel Canada Glacier Park Alaska Denali Travel

24 24 Banff National Park Jasper National Park ~ 6M Visitors T&R – HIGH - VALUE ASSETS IN MARKETS WITH PERENNIAL DEMAND Denali National Park Kenai Fjords National Park ~ 1M Visitors Glacier National Park Waterton Lakes National Park ~ 2M Visitors T&R is comprised of attractions, hospitality, transportation and package tours that work together, driving economies of scope in iconic destinations targeting ~ 9 million annual visitors

25 25 T&R GROWTH STRATEGY Position T&R as a leading experiential, adventure tourism provider through a Refresh, Build, Buy framework BUILD to create new revenue streams with economies of scale and scope BUY strategic assets that drive economies of scale and scope, improving financial performance REFRESH to optimize market position and maximize returns We have a focused growth strategy to add scale to the business with a goal of more than doubling its size $250M+ REVENUE TARGET ~32% EBITDA MARGIN 1 1 Refers to Adjusted Segment EBITDA Margin. Refer to pages 3 - 6 for important disclosures regarding this non - GAAP measure .

26 26 70.0 87.2 104.6 108.4 120.5 112.2 >145 2010 2011 2012 2013 2014 2015 2016F Existing Hotels & Attractions Existing Package Tours & Transportation Acquisitions Glacier Skywalk (Build) DRIVING GROWTH IN HIGH VALUE AREAS THROUGH REFRESH, BUILD, BUY We are strategically investing in attractions and hospitality, which have the highest margins and strong return on investment ~13% CAGR* De - emphasizing Package Tours & Transportation (low margin / low return) ~7% CAGR from existing hotels and attractions FX constant $67M growth from acquisition of hotels and attractions (BUY) PROGRESS TOWARD $250M REVENUE TARGET (2010 - 16) $6M growth from Glacier Skywalk attraction (BUILD) REVENUE ($M) * When adjusting to exclude lower FX rate versus 2010, the total CAGR would be ~17% and the Organic CAGR (without acquisitions) would be ~7% for Hotels + Attractions and ~4.5% overall .

GOING 2016 PLACES

# REFRESH – POSITIONING FOR HIGHEST AND BEST USE

The Banff Gondola is undergoing significant renovations that will ensure its ongoing success as the **must do attraction** in Banff and position it for **optimal returns**

**~$22M** INVESTMENT ▶ **~28%** IRR[1] ON GROWTH CAPEX



**Increased Capacity for Guests**

- 25% more square feet
- 8,000 SF rooftop viewing deck



**Enhanced Retail & Dining Offerings**

- Including sit down and grab-and-go
- New conference space to accommodate weddings and corporate events



**State of the Art Interpretive Areas**

- New experiential areas including high definition theater



**Construction Commenced September 2015**

- Lift re-opened May 1, 2016
- Remodeled interior re-opened August 2016
- August visitation up ~8% from 2015

[1] *Assumes Exit EBITDA of 10x. IRR on full $20M capital investment and total future cash inflows from gondola operation is projected at ~70%.*

VIAD 27

28 28 BUILD - POWERFUL NEW EXPERIENCES THAT DRIVE POWERFUL RETURNS ~ $20M >90% INVESTMENT IRR 2 The Glacier Skywalk secured a significant return on investment, surpassing attendance expectations, and receiving international awards and media coverage Extensive Awards and Media Coverage Glacier Skywalk Jasper National Park | Opened May 2014 1 Refers to Adjusted Segment EBITDA. Refer to pages 3 - 6 for important disclosures regarding this non - GAAP measure. 2 Assumes Exit EBITDA of 10x. $4.4M ADJUSTED EBITDA 1 in 2015

29 29 BUY - CONTINUING TO ADD SCALE THROUGH HIGH - MARGIN ACQUISITIONS Powerful combination of attractions and hospitality assets in existing geographies and service lines provide cross - selling opportunities and operational synergies January 2016 Maligne Lake Tours Interpretive boat tours, boat rentals, F&B March 2016 CATC Wildlife and glacier s ightseeing boat tours, 3 lodging properties, F&B, package tours Jasper National Park Kenai Fjords and Denali National Parks 2 ACQUISITIONS FOR $60M $10M - $12M 22% AVERAGE IRR 2 ADJUSTED EBITDA 1 in 2016 (est.) 1 Refers to Adjusted Segment EBITDA. Refer to pages 3 - 6 for important disclosures regarding this non - GAAP measure . 2 Assumes Exit EBITDA of 10x.

30 30 REFRESH, BUILD, BUY ISN’T JUST ABOUT BUILDINGS x Attractions x Experiences x Hotels x Culture x Assets x Retail x Technology x Leadership x Food & Beverage Refresh, Build, Buy framework is driving improvements in all aspects of our business Create an umbrella brand for our collection of unique assets and experiences Align our service culture to common purpose, mission and values Professionalize and standardize our operating platform by geography and line of business Acquire and integrate appropriate assets in iconic locations with perennial demand

31 31 RevMAX – REVENUE MANAGEMENT FOR MAXIMUM YIELD Selling the Right Product to the Right Customer at the Right Time and the Right Price on the Right Distribution channel with the best commission efficiency Revenue Management Right Product Right Customer Right Time Right Price Right Channel ATTRACTIONS LODGING RETAIL SERVICES F&B

32 32 2014 2015 2016 (est.) $121M > $145M $112M T&R’S STRATEGY IS DRIVING MEANINGFUL GROWTH AND MARGIN EXPANSION T&R is pursuing a focused growth strategy to add scale to the business by strategically investing in hospitality and attractions, which have the highest margins and a strong return on investment >9.5% CAGR Revenue ADJUSTED EBITDA 1 1 Refers to Adjusted Segment EBITDA . Refer to pages 3 - 6 for important disclosures regarding this non - GAAP measure. 2014 2015 2016 (est.) >$44M $36.4M $35.8M

33 33 Summary

VIAD OPPORTUNITY SUMMARY

GOING 2016 PLACES

Viad is in a strong position to **enhance shareholder value**

**STRENGTH**

Strong, proven foundation

## TWO SOLID BUSINESS GROUPS

- Leading and defensible market positions
- Recurring revenue streams
- Strong growth prospects with solid balance sheet

**VISION**

Clear plans for meaningful growth

## WELL-DEFINED GROWTH STRATEGIES

- **GES:** Differentiating as preferred global, full-service provider for live events
- **T&R:** Driving economies of scale and scope and enhancing a unique portfolio of integrated tourism assets

**PERFORMANCE**

Focus on shareholder return

## BALANCED CAPITAL ALLOCATION STRATEGY

- Business development remains the priority
- Opportunistically repurchase shares | $10.6M (448k shares) in 2014; $3.8M (141k shares) in 2015
- Pay quarterly dividend: $0.10 / share (~1.5% yield)
- Credit facility leverage ratios | For acquisitions: ≤3.0x; For return of capital >$20M[1]: ≤2.5x

[1] In any calendar year.

VIAD 34

LONGER-TERM OUTLOOK

GOING 2016 PLACES

We expect to drive **continued growth** over the next several years, with market share gains in **higher-margin** areas and **efficiency gains**

| | GES | T&R |
|---|---|---|
| **REVENUE GROWTH** | **Low to mid-single digit CAGR**<br>*through 2019, despite negative rotation*<br><br>Show rotation gradually steps down each year 2017-2019; 2019 similar to 2015; 2020 is exceptionally positive<br><br>Mid-single digit same show growth<br>Growth in new services and under-penetrated segments of Live Events | **Reach $250M+**<br>*>2x 2015*<br><br>Acquisitions will be essential component<br><br>Gondola renovations: up $3M-4M in 2017 with continued growth thereafter<br><br>Package Tours: down ~$9M due to complete exit<br><br>Park Visitation & RevMAX: Mid to high-single digit growth from existing assets |
| **EBITDA[1] GROWTH** | **~8% Margin**<br>*w/o benefit of positive rotation*<br><br>Operating Leverage: ~20%+ flow-through on incremental revenue<br>More Profitable Revenue Mix: growth in higher-margin areas<br>Efficiency Gains: Lean initiatives/culture | **~32% Margin**<br><br>Growth in higher-margin lines of business<br>RevMAX |

[1] Refers to Adjusted Segment EBITDA Margin. Refer to pages 3-5 for important disclosures regarding this non-GAAP measure.

VIAD 35

36 36 Appendix

37 37 HISTORICAL FINANCIAL DATA Note: Certain amounts above may not foot due to rounding. 1 Refer to pages 3 - 6 for important disclosures regarding this non - GAAP measure. Millions (except per share amounts) 2011 2012 2013 2014 2015 Revenue: Marketing & Events Group 840.6$ 902.0$ 844.9$ 944.5$ 976.9$ Travel & Recreation Group 87.2 104.6 108.4 120.5 112.2 927.8$ 1,006.6$ 953.3$ 1,065.0$ 1,089.0$ Adjusted Segment EBITDA 1 : Marketing & Events Group 27.5$ 40.7$ 40.6$ 54.9$ 54.8$ Travel & Recreation Group 24.0 27.5 29.1 36.4 35.8 51.5$ 68.2$ 69.7$ 91.3$ 90.6$ Adjusted Segment Operating Income 1 : Marketing & Events Group 5.2$ 17.9$ 20.1$ 32.5$ 27.7$ Travel & Recreation Group 17.9 20.3 21.8 28.1 27.8 23.1 38.2 41.9 60.6 55.5 Income Before Other Items 1 9.7$ 20.1$ 23.3$ 35.2$ 29.3$ Income Before Other Items Per Diluted Share 1 0.48$ 0.99$ 1.15$ 1.75$ 1.46$ Dilutive Shares Outstanding 20.1 20.0 20.3 20.1 20.0 Other Items Per Diluted Share (pre-tax): Restructuring Charges (0.19)$ (0.24)$ (0.19)$ (0.08)$ (0.15)$ Impairment Charges - - (0.14) (0.04) - Acquisition-Related and Other Non-Recurring Expenses - - - (0.38) (0.15) Taxes on Above Items 0.07 0.08 0.12 0.19 0.11 Tax Matters - (0.66) 0.02 0.58 0.07 Income from Continuing Operations Per Diluted Share 0.36$ 0.17$ 0.96$ 2.02$ 1.34$

# FOCUSED ON SHAREHOLDER VALUE

GOING 2016 PLACES

## LONG HISTORY OF STRATEGIC DIVESTITURES[1]

Over the last 30 years, Viad has spun-off or sold more than 20 lines of business, including:

| 1987 | 1992 | 1993 | 1996 | 1997 | 1999 | 1999 | 2004 |
|---|---|---|---|---|---|---|---|
| Greyhound Lines, Inc. bus operations | The FINOVA Group | Motor Coach Industries | The Dial Corp. | Premier Cruise Lines | Restaura dining service operations | Dobbs Int'l Services airline food service | MoneyGram International |

## THOROUGH REVIEW OF STRATEGIC OPTIONS[1]

**DEC 2012**

- **Announced review of strategic options** to enhance shareholder value (including possible separation of GES and T&R businesses and increasing dividends or share repurchases), working with JP Morgan
- **Announced repurchase authorization** of 1M shares (440,540 remaining at 6/30/16)

**NOV 2013 / FEB 2014**

- **Paid special dividends** totaling $4.00 per share as optimal mechanism to allocate capital at that time

**APR 2014**

- Announced conclusion of review and **go-forward strategy** to enhance shareholder value

**PRESENT**

- Executing against growth strategy with 8 acquisitions since July 2014

## POSITIVE CORPORATE GOVERNANCE CHANGES[1]

- Added 3 independent Board members with industry expertise: M. Pederson (Aug 2011); E. Mace (Nov 2012); A. Benett (Jul 2013)
- Average Board tenure reduced from 8.7 to 5.9 years (since 2012)
- Eliminated Poison Pill (Feb 2013)
- Adopted No Hedging, No Pledging Policy (Feb 2013)
- Separated Chairman and CEO roles; elected independent Chairman (Dec 2014)
- New CEO, Steve Moster, appointed (Dec 2014)
- Exec Comp Changes:
  - CEO LTI award increased to 100% performance-based and other executive officers increased from 50/50 to 70/30
  - New LTI goals based on EBITDA, ROIC and TSR
  - Holding requirements for vested restricted stock
  - Eliminated tax gross-ups on perks, legacy payments
  - Phase out of excise tax gross-ups and modified single-trigger provisions in change-in-control arrangements

[1] *Representative list of actions taken; not comprehensive.*

VIAD 38

39 39 MARKETING & EVENTS GROUP (GES) KEY METRICS • 3 - 5 year contracts • 90%+ renewal rate • Largest client is ~7% of GES revenue • Clients span broad range of industries; not overly exposed to any given industry US BASE SAME - SHOW GROWTH 1 2015 GEOGRAPHIC REVENUE MIX SHOW ROTATION 2 RECURRING & DIVERSE REVENUES 1 Year - over - year revenue growth of shows that occur every year in the same quarter and are produced out of the same GES location. 2 Net change in revenue due to non - annual shows produced by GES (shows occur every two, three or four years). 73% 21% 6% US EMEA Canada 11.2% 6.5% 3.1% 6.4% 8.0% 2011 2012 2013 2014 2015 $15 $16 $(48) $65 $(71) ~$50 Millions 2011 2012 2013 2014 2015 2016 ( est )

# NEW SERVICES - AUDIO-VISUAL / DIGITAL PRODUCTION

GOING 2016 PLACES

GES delivers **high-impact AV** production across the live event spectrum with significant opportunity for **high-margin growth**

**~$2.6B TAM[1]**



**4% GES Market Share**

[1] North America and UK total addressable market for Exhibitions, Conferences and Corporate Events based on internal estimates.

- Cutting edge video, sound and lighting equipment
- Stock packages or entirely bespoke constructions
- High quality, creative transformation of digital content
- Digital media content and communications solutions
- Theatre equipment and creative technical solutions

**CROSS-SELL OPPORTUNITY[2]**


94%
80%
US
UK

*% of GES contracting events that do not use GES for AV*

[2] Percent of all US contracting events and top 15 UK contracting events.



VIAD
40

GOING 2016 PLACES

# NEW SERVICES – EVENT ACCOMMODATIONS

GES is a **leading provider** of **end-to-end** event accommodations solutions

**~$100M TAM[1]**


31% GES
Market Share

**CROSS-SELL OPPORTUNITY[2]**


45%

*% of GES contracting events that do not use GES for Accommodations*

- **Buying Power** and strong hotel relationships result in best possible rates
  - **4M** room nights
  - **250,000+** hotels
- **Advanced Technology** is intuitively tailored for large, complicated events
  - **160+** clients
  - **54%** of Top 100 Exhibitions
  - **47%** of Top 250 Exhibitions
- **Full-Service Offering**, including hotel relations and account management
  - **Hotel Relations**:
    - Research & selection
    - Negotiations & contracting
  - **Account Management**:
    - Room block management
    - Group reservation management
    - Rate integrity & monitoring
    - Marketing services
    - On-site services
    - Post-event reporting

[1] U.S. total addressable market for Exhibitions and Conferences based on internal estimates
[2] Percent of US contracting events >$400K

VIAD 41

42 42 NEW SERVICES – EVENT ACCOMMODATIONS Event accommodations business model delivers value to all event stakeholders Delivering Value to All Stakeholders Organizers Hotels Attendees & Exhibitors • Turns complicated function into a profit center • E nsures best - rate and rate integrity • Enhances participant experience • Predictable advance bookings • Higher value guests • Lower - cost customer acquisition • Guaranteed low rates • Ease of use technology • Ability to manage complex group reservations (unlike OTAs) • Enhanced overall event experience Award - Winning Technology & Marketing

43 43 US UK NEW SERVICES – REGISTRATION AND DATA ANALYTICS • Quick & easy • Personalized • Seamless • Multilingual • Multi - currency • Generate, capture, qualify & respond to leads • Measure ROI • Measure engagement • Prove ROI • Real - time insight • Increase re - bookings GES’ registration and data analytics platform is industry - leading and highly - scalable CROSS - SELL OPPORTUNITY 2 1 North America, UK and Europe total addressable market for Exhibitions and Conferences based on AMR estimates. 2 Percent of all US contracting events and top 15 UK contracting events. 4% % of GES contracting events that do not use GES for Registration 100% 4 0% ~$250M TAM 1 GES Market Share Software AND Service for registration and lead management • SaaS m odel or fully managed options • Web - based , enterprise - wide application • Multilingual, multi - currency functionality enables common platform for global organizers Registration & Ticketing Lead Management Reporting & Analytics 1,100+ events 43 countries

44 44 CORE SERVICES Exhibitors: Exhibit Rental Furnishings & Carpet Graphics Installing & Dismantling Labor Logistics/Transportation Event Organizer: Event Planning & Production Look & Feel Design Layout & Floor Plan Designs Furnishings & Carpet Signage Show Traffic Analysis 1 Representative list of services; may vary across events/clients. 2 North American and UK total addressable market across Exhibitions, Conferences and Corporate Events based on internal estimates. Exhibitors: Material Handling Electrical Distribution Cleaning Plumbing Overhead Rigging Booth Rigging As the official services contractor for an event, GES is the exclusive provider of certain services to the event organizer and exhibitors with an opportunity to up - sell discretionary services to exhibitors H olistic Exhibit Program Management Exhibit Design & Build, Storage Logistics/Transportation Event Marketing Campaigns Coordination of Show Services At - Event Activities Exclusive Discretionary Up - Sell Across All Events 19% $4.5B TAM 2 GES Market Share OFFICIAL SERVICES CONTRACTING 1 CORPORATE ACCOUNTS 1

# OPERATIONAL EXCELLENCE

GOING 2016 PLACES

Culture of **continuous improvement** drives efficiencies and margin improvements

## LEAN SIX SIGMA TOOLS UTILIZED

- ❑ 5-S
- ❑ WIP Reduction
- ❑ VA/NVA/BVA Analysis
- ❑ Spaghetti Diagram
- ❑ SIPOC
- ❑ VSM
- ❑ Kaizen

- ❑ (T) Time
- ❑ (I) Inventory
- ❑ (M) Motion
- ❑ (W) Waste
- ❑ (O) Overproduction
- ❑ (O) Overprocessing
- ❑ (D) Defects

## MEASURES OF SUCCESS

**1M+** SF of facility space eliminated[1]

**Labor-to-Revenue** ratio improved in 3 of last 4 years[2]

## FOCUS AREAS

**Cost Structure (2015)**


Fixed G&A
Semi-Variable SG&A
All Other Variable COS
Variable Labor COS

**Internal Process**
Processes that consume internal resources, drive operational costs, and affect service quality

**Warehouse optimization**
Space, inventory, labor, and fabrication

**Show site**
Distribution and construction

[1] *Reduction in square feet of facility space since 2008.*
[2] *Improvement measured on Base Same-Shows; the ratio of labor-to-revenue (LTR) is affected by many factors, including labor productivity, labor rates, pricing and mix of business.*

VIAD
45

46 46 TRAVEL & RECREATION GROUP (T&R) KEY METRICS HOSPITALITY METRICS 1 2015 GEOGRAPHIC REVENUE MIX 2015 LINE OF BUSINESS REVENUE MIX ATTRACTIONS METRICS 1 71% 23% 6% Brewster Glacier Park Alaska Denali Travel (Canada) (Montana) (Alaska) 37% 37% 14% 12% Hospitality Attractions Packaged Tours Transportation 1 Metrics are presented on a “same - store” basis, which includes assets owned by Viad and operating at full capacity for the entir ety of the periods presented, expressed on a constant currency basis. Passenger counts are expressed in thousands. $78 $79 $88 $92 $93 59.0% 59.1% 63.2% 66.6% 65.6% 2011 2012 2013 2014 2015 RevPAR Occupancy 826 907 916 1,053 1,065 $29 $30 $32 $31 $35 2011 2012 2013 2014 2015 Passengers Revenue / Passenger

47 47 ATTRACTIONS - AWESOME EXPERIENCE WITH COMPELLING CROSS - SELL T&R’s attractions have strong financial performance and offer cross - selling opportunities. 570,000 visits Visitation in 2015 BANFF GONDOLA 570,000 VISITS GLACIER SKYWALK 275,000 VISITS GLACIER ADVENTURE 435,000 VISITS BANFF LAKE CRUISE 6 0,000 VISITS KENAI FJORDS TOURS 109,000 VISITS MALIGNE LAKE TOURS 75,000 VISITS

T&R HOSPITALITY - LODGING PORTFOLIO

## The Travel & Recreation Group provides lodging accommodations in and around Glacier, Banff, Denali, Kenai Fjords and Jasper National Parks

| Property Name | Location | Operating Season | Rooms |
|---|---|---|---|
| Talkeetna Alaskan Lodge | Denali National Park, AK | May – Sept | 212 |
| Seward Windsong Lodge | Kenai Fjords National Park, AK | May – Sept | 180 |
| Banff International Hotel | Banff National Park, AB | Year-round | 164 |
| Glacier Park Lodge | East Glacier, MT | June – Sept | 162 |
| Grouse Mountain Lodge | Whitefish, MT | Year-round | 144 |
| Mount Royal Hotel | Banff National Park, AB | Year-round | 135 |
| St. Mary Lodge | St. Mary, MT | June – Sept | 116 |
| Prince of Wales Hotel | Waterton Lakes Nat'l Park, AB | June – Sept | 86 |
| Apgar Village Lodge | Glacier National Park, MT | May – Sept | 48 |
| Denali Cabins | Denali National Park, AK | May – Sept | 46 |
| Denali Backcountry Lodge | Denali National Park, AK | June – Sept | 42 |
| Glacier View Inn | Jasper National Park, AB | April – Oct | 32 |
| West Glacier Motel | West Glacier, MT | May – Sept | 32 |
| Motel Lake McDonald | Glacier National Park, MT | May – Sept | 27 |
| Kenai Fjords Wilderness Lodge | Kenai Fjords National Park, AK | May – Sept | 8 |
| **Total Room Count** | | | **1,434** |

VIAD 48

49 49 CONTINUED OPPORTUNITY TO SCALE BUSINESS ROOMS PROPERTIES ROOMS PROPERTIES BANFF / JASPER MARKET Town of Banff 6% 5% 4,752 40 Jasper 0% 0% 2,346 25 Lake Louise 0% 0% 1,133 8 Icefields Parkway 11% 10% 291 10 TOTAL 4% 4% 8,522 83 GLACIER NATIONAL PARK MARKET Whitefish 18% 5% 810 19 Glacier NP 13% 20% 585 10 Glacier NP East Gateway Communities 56% 12% 495 17 Waterton Lakes NP 23% 11% 375 9 Glacier NP West Gateway Communities 12% 6% 276 18 Columbia Fall / Hungry Horse / Coram 0% 0% 195 12 TOTAL 22% 8% 2,736 85 DENALI /KENAI NATIONAL PARK MARKET Denali Park Road Gateway 2% 4% 2,039 28 Kenai Fjords NP 21% 6% 887 33 Talkeetna Area 28% 9% 761 11 Denali NP 38% 20% 110 5 TOTAL 13% 6% 3,797 77 VIAD TOTAL MARKET There is opportunity to increase market share , to further scale and leverage capabilities in both hospitality and attractions 4 % BANFF JASPER 22% GLACIER 13% DENALI KENAI CURRENT MARKET SHARE NP = National Park